EXHIBIT 99.2



                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Thomas Nelson, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Joe L. Powers, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



   /s/ Joe L. Powers
-------------------------
Joe L. Powers
Executive Vice President
February 14, 2003